UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 1.01.	Entry Into a Material Definitive Agreement.

Laurus Master Fund, Ltd.

On June 18, 2008 the Company and Laurus Master Fund, Ltd. (“Laurus”) entered into agreements (the “Payoff and Amendment Agreements”) pursuant to which: (i) the Amended and Restated Secured Non-Convertible Revolving Note in the original principal amount of $5,000,000 dated as of April 29, 2005 (the “Revolving Note”) was satisfied; (ii) the Second Amended and Restated Secured Convertible Minimum Borrowing Note in the original principal amount of $2,500,000 dated as of April 29, 2005 (the “Minimum Borrowing Note”) & Second Amended and Restated Secured Convertible Term Note in the original principal amount of $5,000,000 dated as of April 29, 2005 (the “Term Note”) were modified to extend the maturity to December 31, 2008 and to provided that no interest would accrue or be paid until December 31, 2008, at which time the notes would be marked “Paid”, conditioned upon satisfaction of stated conditions; (iii) Laurus released its security interest in all assets of the company except the capital stock and assets of Analytica International, Inc and the Company’s rights and interest in BiovaxID® royalties under the Royalty Agreement dated October 31, 2008; (iv) the Company agreed that if it sells its Analytica subsidiary, it will pay all proceed to Laurus up to $8.8 million and all proceeds above $8.8 million will be equally shared between the Company and Laurus; and (v) if the Company does not sell Analytica or otherwise pays Laurus $8.8 million by December 31, 2008, the Company shall assign 2% royalty interest in BiovaxID from the Company’s Royalty Agreement and Laurus may either (a) demand payment of the amount, (b) take ownership of Analytica in which instance the Company will continue to be responsible for any deficit in the event Laurus sells Analytica, or (c) receive 1% royalty interest in BiovaxID worldwide sales from the Company’s royalty agreement for each $1 million of the amount then remaining unpaid. The Payoff and Amendment Agreements and related agreements are attached as Exhibits to this Current Report on Form 8-K.

The other material terms and conditions of the agreements are as follows:

•

The Company and Laurus have entered into an Assignment of Sale Proceeds whereby the Company has assigned to Laurus the proceeds of a contemplated sale of the Company’s Analytica subsidiary, up to a total of $8.8 million, with the Company and Laurus equally dividing any proceeds of such a sale in excess of $8.8 million. This sale of Analytica (and/or cash payment in the amount of $8.8 million) is required to occur on or before December 31, 2008. In the event that the Company does not sell Analytica by December 31, 2008, or if the sale proceeds are less than $8.8 million, the Company has the right to make cash payment to Laurus up to the amount of the shortfall. In the event that the Company does not sell Analytica by December 31, 2008 or if the sale proceeds or other cash payments are less than $8.8 million, Laurus may seek the cash shortfall from Accentia, elect to take possession of the stock of Analytica and the Company will continue to be obligated for any deficiency in the event Laurus sells Analytica, or to receive the assignment of additional royalty rights as described below.

•

The Company and Laurus have entered into an Assignment of Rights Under Royalty Agreement whereby the Company assigned to Laurus a royalty of 4% of worldwide sales of BiovaxID reducing the Company’s royalty percentage in BiovaxID from 19.5% to 15.5%. The Assignment of Rights Under Royalty Agreement additionally provides for the potential of additional royalties which may be assigned to Laurus under certain circumstances, including i) an additional assignment of 2% royalty in BiovaxID if no sale of Analytica takes place by December 31, 2008 or the Company does not otherwise make payment to Laurus of $8.8 million by that date; and ii) If Analytica is not sold or payment of $8.8 million has not been made by December 31, 2008, Laurus has the option to elect to (a) take possession of the stock of Analytica and look to the Company for any deficit resulting from a sale of Analytica by Laurus; or (b) receive an additional royalty in BiovaxID calculated on the basis of 1% of additional royalty for each $1 million shortfall in payment below $8.8 million (“Laurus’ Rights At December 31, 2008”).

•

The Company and Laurus have entered into a clarification of its existing guaranty obligation with respect to the outstanding Secured Promissory Note of Biovest to Laurus to fix the amount guaranteed by the Company at $4.9 million.

•

The Minimum Borrowing Note and the Term Note (the “Continuing Notes”) will continue in existence but are modified to extend the maturity date to December 31, 2008 and to provide that interest will not accrue until December 31, 2008, and to further clarify that any payment under the Continuing Notes will reduce the Company’s aggregate indebtedness to Laurus of $8.8 million and will not alter or expand Laurus’ Rights at December 31, 2008 as described herein. Laurus’ existing right to convert amounts due under the Continuing Notes into common stock of the Company continues and the conversion price was reduced to $1.20 per share.

8% Original Issue Discount Secured Convertible Debenture

On June 19, 2008, all closing conditions contained in the definitive agreements relating to a private placement (the “Private Placement”) 8% Secured Convertible Debentures due June 17, 2011 (the “Debentures”) were satisfied, and the transaction was closed. The principal amount of Debentures sold, including the original issue discount, was $8,906,098 resulting in the issuance of 2,979,495 warrants. Rodman and Renshaw, PA served as the placement agent and will be issued 372,437 warrants and paid a placement fee. The estimated net proceeds after costs, expenses, original issue discount and placement fees is estimated to be $7.4 million.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release, dated June 17, 2008, by Accentia Biopharmaceuticals, Inc. (the “Company”) entitled “Accentia Reports on Multiple Sclerosis Study: Revimmune™ Shows Unprecedented Results in Reducing Disability and Improving Function”. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/s/ Samuel S. Duffey
Samuel S. Duffey
General Counsel

Date: June 20, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Payoff Letter and Agreement dated June 18, 2008, between Accentia Biopharmaceuticals, Inc. (“Accentia”), Analytica International, Inc. (“Analytica”), TEAMM Pharmaceuticals, Inc. (“TEAMM”), Laurus Master Fund, Ltd. (“Laurus”), Valens Offshore SPV I, Ltd (“Valens Offshore”), Valens US SPV I, LLC (“Valens US”) and PSource Structured Debt Limited (“PSource”).

10.2	Assignment of Sale Proceeds dated June 18, 2008, between Accentia, Analytica, Valens Offshore, Valens US and PSource.

10.3	Assignment of Rights Under Royalty Agreement dated June 18, 2008, between Accentia, Biovest International, Inc. (“Biovest”) and PSource.

10.4	Assignment of Rights Under Royalty Agreement dated June 18, 2008, between Accentia, Biovest and Erato Corp. (“Erato”)

10.5	Assignment of Rights Under Royalty Agreement dated June 18, 2008, between Accentia, Biovest and Valens Offshore.

10.6	Assignment of Rights Under Royalty Agreement dated June 18, 2008, between Accentia, Biovest and Valens US.

10.7	Reaffirmation and Ratification Agreement dated June 18, 2008, between Accentia, Analytica, TEAMM, Laurus, Valens Offshore, Valens US and PSource.

10.8	Collateral Assignment dated June 18, 2008 between Accentia and Biovest.

10.9	Schedules to the Security Purchase Agreement dated June 17, 2008 which was filed as Exhibit 10.1 to Accentia’s Form 8-K dated June 18, 2008.

10.10	Schedules to the Security Agreement dated June 17, 2008 which was filed as Exhibit 10.4 to Accentia’s Form 8-K dated June 18, 2008.

99.1	Press release, dated June 17, 2008, by Accentia Biopharmaceuticals, Inc. entitled “Accentia Reports on Multiple Sclerosis Study: Revimmune™ Shows Unprecedented Results in Reducing Disability and Improving Function”